                         PROXY STATEMENT

                    PURSUANT TO SECTION 14(A)
                   OF THE SECURITIES EXCHANGE
                           ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of Commission Only (as permitted by
       Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240-14a-11(c) or 240.14a-12.



                   CREDO PETROLEUM CORPORATION

         (Name of Registrant as Specified in Its Charter)




                         Not Applicable

           (Names of Person(s) Filing Proxy Statement)

                   CREDO PETROLEUM CORPORATION

----------------------------------------------------------------

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD MARCH 11, 1999



----------------------------------------------------------------


     You are invited to attend or to be represented by proxy at the Annual Meeting of Stockholders of CREDO Petroleum Corporation, a Colorado corporation, to be held at the Norwest Bank Denver, Forum Room, Seventeenth and Broadway, Denver, Colorado, on March 11, 1999 at 2:30 p.m., MST, for the purposes set forth below.

     1.  To elect two Class III directors to serve until the year
         2002 Annual Meeting of Stockholders.

     2. To ratify the appointment of independent auditors for the fiscal year 1999.

    3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on February
3, 1999 are entitled to vote at the meeting. You are cordially invited to attend the meeting in person.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, IT IS
IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY.  YOUR VOTE IS
IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                               BY ORDER OF THE BOARD OF DIRECTORS



                                    William F. Skewes
                                    Secretary and General Counsel
February 3, 1999
Denver, Colorado



----------------------------------------------------------------

PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN
IT PROMPTLY SO THAT YOUR VOTE CAN BE RECORDED WHETHER OR NOT YOU
PLAN TO ATTEND THE MEETING.  NO POSTAGE IS REQUIRED IF MAILED IN
THE UNITED STATES.

          You May Revoke Your Proxy And Vote In Person
                    If You Attend The Meeting.

----------------------------------------------------------------

                   CREDO PETROLEUM CORPORATION
         1801 BROADWAY, SUITE 900, DENVER, COLORADO 80202
                     _______________________

                         PROXY STATEMENT
                     _______________________

         ANNUAL MEETING OF STOCKHOLDERS, MARCH 11, 1999

     Your proxy in the enclosed form is solicited by the Board of Directors of CREDO Petroleum Corporation for use at the Annual Meeting of Stockholders to be held on Thursday, March 11, 1999 at 2:30 p.m., MST, at the Norwest Bank Denver, Forum Room, Seventeenth and Broadway, Denver, Colorado, and any adjournment thereof. This proxy material was mailed to stockholders on or about February 7, 1999.

     Only stockholders of record at the close of business on February 3, 1999 will be entitled to vote at the meeting. On that date, there were 2,991,777 shares of common stock outstanding and entitled to vote, excluding 686,585 shares held in the Company's treasury.

     All shares represented by properly executed, unrevoked proxies timely received in proper form will be voted in accordance with the directions specified thereon. Any such proxy on which no direction is specified will be voted in favor of the election of the nominees named herein to the Board of Directors and for ratification of the appointment of Hein + Associates as independent auditors for the Company for fiscal 1999. In addition, all proxies will be voted in accordance with the judgement of the proxy holders with respect to any other matter which may properly come before the meeting. Any stockholder giving a proxy may revoke that proxy at any time before it is voted at the meeting by executing a later dated proxy, by voting by ballot at the meeting, or by filing with the Election Judge an instrument of revocation.

             VOTING SHARES AND PRINCIPAL STOCKHOLDERS

     The $.10 par value common stock of the Company is the only class of capital stock outstanding. Each outstanding share of common stock is entitled to one vote with respect to each matter to be voted on by the stockholders, which vote may be given in person or by proxy duly authorized in writing. Cumulative voting is not permitted. A majority of the shares of outstanding common stock will constitute a quorum for transaction of business at the meeting. The affirmative vote of the majority of the total number of shares represented and voted at the meeting, assuming a quorum is present, is necessary for the approval of each of the matters being voted upon. Shares that either abstain from voting on the proposals presented as to a nominee for director or which lack authority to vote will have no effect in the tabulation of votes although both will be counted toward the presence of a quorum.

     The only persons known to own of record or beneficially more than 5% of the Company's common stock as of February 3, 1999 are set forth below.

                               AMOUNT AND NATURE OF  PERCENT
     NAME AND ADDRESS          BENEFICIAL OWNERSHIP  OF CLASS
     ----------------          --------------------  --------
     James T. Huffman
     2100 Green Oaks Drive
     Littleton, Colorado 80121       380,925 (1)        12.7%

     R. K. O'Connell
     P.O. Box 2003
     Casper, Wyoming 82602           169,419 (2)         5.7%
     _______________
     (1) Includes 129,280 shares owned by members of
         Mr. Huffman's family and 33,333 shares subject to
         currently exercisable stock options.
     (2) Includes 12,817 shares owned by Mr. O'Connell's wife and by a corporation for which he serves as an officer.

                      DIRECTORS AND OFFICERS
           ELECTION OF DIRECTORS (ITEM 1 ON PROXY CARD)

     The Articles of Incorporation, as amended, classify members of the Board of Directors into three classes having staggered terms of three years each. The Board of Directors consists of six directors. The directors to be elected to the Board in Class III at the 1999 Annual Meeting of Stockholders will serve until the 2002 Annual Meeting and until their successors are duly elected and qualified. Class II and Class I directors will continue to serve until the 2000 and 2001 Annual Meetings of Stockholders, respectively, and until their successors are duly elected and qualified.

     The two Class III nominees named below are presently members of the Board of Directors. Unless your proxy contains contrary instructions, it will be voted for the nominees. Should any nominee become unable to serve, which is not anticipated, the proxies will vote for such substitute nominees as recommended by the Board of Directors. Any vacancy occurring in a class following the election of that class may be filled by the Board of Directors. A director selected to fill a vacancy in a class will hold office for a term expiring at the annual meeting at which the term of that class expires and until a successor is duly elected and qualified.

     The following table sets forth certain information with respect to each nominee and each director whose term of office will continue after the meeting.

             INFORMATION CONCERNING DIRECTOR NOMINEES
                     AND CONTINUING DIRECTORS

 NAME, AGE,                                                SHARES OF COMMON
 POSITION                                                     STOCK OWNED
WITH COMPANY           BUSINESS EXPERIENCE AND                BENEFICIALLY
  AND TERM             DIRECTORSHIPS IN OTHER                 AND PERCENT
 AS DIRECTOR       PUBLIC OR INVESTMENT COMPANIES            OF CLASS (1)
------------      ---------------------------------        ---------------
      CLASS III - NOMINEES FOR ELECTION AT THE 1999 ANNUAL MEETING
           WHOSE TERMS WILL EXPIRE AT THE 2002 ANNUAL MEETING

William N. Beach    Independent oil operator and         60,000  (2.0%)(3)
 Age: 74;            President of Beach
 Director            Exploration, Inc. since 1975
 since 1980

Richard B. Stevens  Independent businessman and oil     125,687  (4.2%)(3)
 Age: 69; Director   operator since 1987; President
 since 1987          of SECO Energy Corporation from
                     1981 to 1987

            CLASS II - DIRECTORS WHOSE TERMS WILL EXPIRE AT THE
                            2000 ANNUAL MEETING

James T. Huffman    Chairman and President since        380,925 (12.7%) (2)
 Age: 51; Chairman   1981
 of the Board,
 President;
 Director since 1978

William Howell      Independent petroleum engineer       20,000   (.7%) (3)
 Age: 64; Director   and businessman since 1986;
 since 1987          Vice President and Manager of
                     Denver office of Keplinger &
                     Associates, Inc. from 1981
                     to 1986

               CLASS I - DIRECTORS WHOSE TERMS WILL EXPIRE AT THE
                            2001 ANNUAL MEETING

Otto P. Butterly    Independent businessman since        25,530   (.9%) (3)
 Age: 81; Director   1978; previously a Price
 since 1983          Waterhouse partner

William F. Skewes   Attorney in private practice         29,930  (1.0%) (3)
 Age: 53; Corporate  since 1988; previously a
 Secretary and       partner in the Denver law
 General             firm of Kelly, Stansfield &
 Counsel; Director   O'Donnell from 1977 to 1988
 since 1980

All Directors and Officers as a Group (seven persons)   647,072 (21.6%)
---------------
(1) Owned of record and beneficially unless otherwise indicated.
(2) Includes 129,280 shares owned by members of Mr. Huffman's family and 33,333 shares subject to currently exercisable stock options.
(3) Includes 20,000 shares subject to currently exercisable stock options.

               INFORMATION CONCERNING MEETINGS OF THE
             BOARD OF DIRECTORS AND BOARD COMMITTEES

     The Board of Directors met four times during fiscal 1998. All directors were present for not less than 75% of the meetings. Effective in October 1997, the Board established an Audit Committee (consisting of Messrs. Butterly, Huffman, and Skewes) to recommend the engagement of independent accountants and to monitor their work and findings including the scope of their work, their independence from the Company and its management, and the results of their work. The Audit Committee will meet with the independent accountants at least once each year. Prior to October 1997, the above procedures were conducted by the Board of Directors. The Board also has an Executive Committee consisting of Messrs. Butterly, Huffman and Skewes. The Executive Committee met two times during fiscal 1998. There are no compensation or nominating committees. Such matters are considered by the Executive Committee or the Board of Directors.

    COMPENSATION OF AND AGREEMENTS WITH NON-EMPLOYEE DIRECTORS

     Non-employee directors, except Mr. Butterly, receive $1,000 plus reimbursement of out-of-pocket expenses for each meeting of the Board of Directors attended and may be paid $100 per hour for committee meeting attendance or for consulting services provided at the request of the majority of the Board of Directors. Mr. Butterly receives compensation for consulting services, including time expended in his capacity as a director, at the rate of $100 per hour with a guaranteed minimum annual compensation of $10,000 which includes board and committee meeting attendance.

     Each non-employee director has been granted a stock option to purchase 30,000 shares of the Company's common stock at the price on the date of grant ($1.94). The option vests in one-third increments beginning on the date of grant and then on each anniversary thereafter until fully vested and it expires on the fifth anniversary of the date of grant.

     The Company has entered into indemnification agreements with each of its non-employee directors. Those agreements require the Company to indemnify such directors to the fullest extent permitted by Colorado Law and to advance expenses in connection with certain claims against the directors.

         INFORMATION CONCERNING OTHER EXECUTIVE OFFICERS
                    AND SIGNIFICANT EMPLOYEES

     In addition to the directors, executive officers and control person listed above, the following persons are executive officers or significant employees as defined by Securities and Exchange
Commission regulations.

  NAME       POSITION    AGE          WORK EXPERIENCE
--------   -----------  ----  --------------------------------
Kenneth    Manager-      49   Prior to joining the Company,
J.         Petroleum          Senior Reservoir Engineer for Axem
DeFehr     Engineering        Resources, Inc. from 1982 to 1990.
           since              Previously reservoir engineer for
           October 1990       Phillips Petroleum Company.
                              Registered Professional Engineer.

Alford     Vice          53   Prior to joining the Company, Vice
B. Neely   President          President Finance of Unidata, Inc.
           and Chief          from 1992 to 1997.  Prior to 1992
           Financial          Director of Sprint Corporation,
           Officer            Senior Vice President Finance &
           since              Administration of Technical Oil
           April 1998         Tool Corporation, and Senior Staff
                              Auditor with Deloitte & Touche.
                              Certified Public Accountant.

                     EXECUTIVE COMPENSATION

     The following table shows, for the fiscal year ended October 31, 1998, the compensation paid or accrued by the Company for services in all capacities to the chief executive officer of the Company. No other executive officer had salary and bonus in excess of $100,000.

                    SUMMARY COMPENSATION TABLE

                   ANNUAL COMPENSATION    LONG TERM COMPENSATION
                 ----------------------- -------------------------
                                               AWARDS      PAYOUTS
                                         ----------------- -------
                                                 SECURITIES
                                 OTHER     RE-     UNDER-            ALL
 NAME AND                        ANNUAL  STRICTED  LYING            OTHER
PRINCIPAL                        COMPEN-  STOCK   OPTIONS   LTIP   COMPEN-
 POSITION  YEAR   SALARY  BONUS  SATION  AWARD(S) (SHARES) PAYOUTS  SATION
---------- ----  -------- -----  ------- -------- -------- ------- --------
James T.   1998  $111,000   -  $15,000(2)   -         -       -   $6,000(1)
Huffman,   1997  $108,000   -     -         -      100,000    -   $9,614(1)
 Chief     1996  $102,000   -     -         -         -       -   $5,676(1)
 Executive
 Officer
___________________
(1) Of this amount, approximately one-half represents life insurance premiums and approximately one-half represents Mr. Huffman's share of employer matching contributions to the Company's 401(K)
    Retirement Plan.
(2) Of this amount, approximately 80% represents health insurance premiums.

                OPTION GRANTS IN LAST FISCAL YEAR

     There were no stock options or stock appreciation rights ("SARs") granted to the named executive during the fiscal year. Aggregate stock option and SAR exercises in the fiscal year and the year-end values thereof are set forth in the following table.

             AGGREGATED OPTION/SAR EXERCISES IN LAST
        FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES

                                                            VALUE OF
                                             NUMBER OF    UNEXERCISED
                                            UNEXERCISED   IN-THE-MONEY
                                            OPTIONS/SARS  OPTIONS/SARS
                     NUMBER OF               AT FY-END    AT FY-END(1)
                 SHARES ACQUIRED   VALUE   (EXERCISABLE/ (EXERCISABLE/
    NAME           ON EXERCISE   REALIZED UNEXERCISABLE) UNEXERCISABLE)
-------------    --------------- -------- -------------- --------------
James T. Huffman      33,333     $35,000  33,333/33,333     -0- / -0-
___________________
(1) The fair market value of the Company's common stock at the close of business on October 30, 1998 ($1.78 per share) was less than the exercise price of the option.

                SELECTION OF INDEPENDENT AUDITORS
                     (ITEM 2 ON PROXY CARD)

     The Board of Directors has appointed, subject to ratification by the stockholders, Hein + Associates as the independent certified public accountants of the Company for fiscal 1999. Representatives of Hein + Associates will be present at the Annual Meeting to make any statement they so desire and to answer appropriate stockholder questions.

     In the absence of contrary instructions by a stockholder, the shares represented by the proxies will be voted FOR the ratification of the appointment of Hein + Associates as the Company's independent accountants for fiscal 1999.

     The Board of Directors recommends a vote FOR this proposal and will be governed by the decision of a majority of shares voting.

               MANNER AND EXPENSES OF SOLICITATION

     Solicitation of proxies will be by mail. The total expenses of such solicitation will be borne by the Company and will include reimbursement of brokerage firms and others for their expenses in forwarding solicitation material regarding the meeting to beneficial owners. Solicitation of proxies may be made by telephone or oral communication by regular employees of the Company who will not be directly compensated. In addition, the Company may employ a proxy solicitor. Costs of a proxy solicitor, if any, will be paid by the Company and will not exceed $50,000.

          STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Any proposal which a stockholder intends to present for consideration and action at the next annual meeting of stockholders must be received in writing by the Company no later than October 12, 1999 and must conform to applicable Securities and Exchange Commission rules and regulations.

                          OTHER MATTERS

     The Company knows of no other matters to be brought before the Annual Meeting. However, if other matters come to their attention before the meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their judgement on such matters.

     A copy of the Company's Annual Report for the fiscal year ended October 31, 1998, which includes financial statements, is enclosed for your information. The Annual Report is not a part of the proxy solicitation material.

  PROXY            CREDO PETROLEUM CORPORATION             PROXY
        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


   The undersigned stockholder of CREDO Petroleum Corporation (the "Company") acknowledges receipt of the Notice of Annual Meeting of the Stockholders to be held March 11, 1999, at 2:30 p.m., MST, in the Norwest Bank Denver, Forum Room, Seventeenth and Broadway, Denver, Colorado, and hereby appoints James T. Huffman and William F. Skewes, and each of them, with the power of substitution, as Proxies to vote all the shares of the undersigned at said Annual Meeting of Stockholders and at all adjournment thereof, hereby ratifying and confirming all that said Proxies may do or cause to be done by virtue thereof. The above named Proxies are instructed to vote all of the undersigned's shares as follows:

  1.  Election of Directors:   ___ FOR all Class III nominees
                                   (except as marked to the
                                   contrary below)
                               ___ WITHHOLD AUTHORITY to vote for
                                   all Class III nominees listed
                                   below

  (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
   NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST)

          Class III - William N. Beach      Richard B. Stevens

  2. Proposal to ratify appointment of Hein + Associates as the independent auditors of the Company for fiscal 1999:

             ___ FOR       ___ AGAINST       ___ ABSTAIN

  3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                              THIS PROXY, WHEN PROPERLY EXECUTED,
                              WILL BE VOTED AS DIRECTED HEREIN BY
                              THE UNDERSIGNED STOCKHOLDER.  IF NO
                              DIRECTION IS MADE, THIS PROXY WILL
                              BE VOTED FOR PROPOSALS 1 AND 2.

                              Dated this _____ day of
                              _______________, 1999.



                              __________________________________
                              Signature



                              __________________________________
                              Signature

                              Please sign your name exactly as it
                              appears on your stock certificate.
                              If shares are held jointly, each
                              holder should sign.  Executors,
                              trustees and other fiduciaries
                              should so indicate when signing.